MUNIYIELD
QUALITY
FUND, INC.










FUND LOGO








Annual Report

October 31, 1995


This report, including the financial information herein, is transmitted to the shareholders of MuniYield Quality Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders.

MuniYield
Quality Fund, Inc.
Box 9011
Princeton, NJ
08543-9011









MuniYield Quality Fund, Inc.

TO OUR SHAREHOLDERS

For the year ended October 31, 1995, the Common Stock of MuniYield Quality Fund, Inc. earned $0.889 per share income dividends, which included earned and unpaid dividends of $0.075. This represents a net annualized yield of 6.10%, based on a month-end net asset value of $14.58 per share. Over the same period, the total investment return on the Fund's Common Stock was +19.34%, based on a change in per share net asset value from $13.16 to $14.58, and assuming reinvestment of $0.895 per share income dividends and $0.019 per share capital gains distributions.

For the six-month period ended October 31, 1995, the total investment return on the Fund's Common Stock was +8.11%, based on a change in per share net asset value from $13.96 to $14.58, and assuming reinvestment of $0.430 per share income dividends.

For the six-month period ended October 31, 1995, the Fund's Auction Market Preferred Stock had an average yield as follows: Series A, 3.54%; Series B, 3.81%; Series C, 4.12%; and Series D, 3.80%.

The Environment
After losing momentum through the second calendar quarter of 1995, it now appears that the US economic expansion has resumed. Gross domestic product growth for the three months ended September 30 was reported to be 4.2%, higher than generally expected. September durable goods orders increased a surprisingly strong 3%, and existing home sales rose to a near-record level. At the same time, there is evidence that inflationary pressures remain subdued. Reflecting the trend of renewed economic growth--and continued good news on the inflation front--the Federal Reserve Board signaled no near-term shift in monetary policy following its September meeting. Thus, official interest rates may not be reduced further in the immediate future.

Another significant development has been the strengthening of the US dollar relative to the yen and the Deutschemark. Improving interest rate differentials favoring the US currency, combined with coordinated central bank intervention and more positive investor sentiment, have helped to bolster the dollar in foreign exchange markets. Other factors that appear to be improving the US dollar's outlook in the near term are a pick-up in capital flows to the United States and the prospect of increased capital outflows from Japan. However, it remains to be seen if the US dollar's strengthening trend can continue without significant improvements in the US budget and trade deficits.

In the weeks ahead, investor interest will continue to focus on US economic activity. Clear signs of a moderate, noninflationary expansion could further benefit the US stock and bond markets. In addition, should the current Federal budget deficit reduction efforts now underway in Washington prove successful, the implications would likely be positive for the US financial markets.

The Municipal Market
Tax-exempt bond yields continued to decline during the six-month period ended October 31, 1995. As measured by the Bond Buyer Revenue Bond Index, the yield on uninsured, long-term municipal revenue bonds fell 30 basis points (0.30%) to end the October period at approximately 6.00%. While tax-exempt bond yields have declined dramatically from their highs one year ago, municipal bond yields have exhibited considerable yield volatility on a weekly basis. In recent months, tax-exempt bond yields have fluctuated by as much as 20 basis points on a week-to-week basis. US Treasury bond yields have displayed similar volatility, but the extent of their decline has been greater. By the end of October, long-term US Treasury bond yields had declined almost 100 basis points to 6.33%. Proposed Federal tax restructuring continued to weigh heavily on the tax-exempt bond market. Thus far in 1995, US Treasury bond yields have declined approximately 150 basis points. Municipal bond yields have fallen approximately 95 basis points as the uncertainty surrounding any changes to the existing Federal income tax structure has prevented the municipal bond market from rallying as strongly as its taxable counterpart.

A general view of a moderately expanding domestic economy, supported by a very favorable inflationary environment, allowed interest rates to significantly decline from their recent highs in November 1994. However, this decline was not a smooth downward curve. Conflicting economic indicators were released during recent months that have prevented a clear consensus regarding the near-term direction of interest rates from being reached. The resultant uncertainty has promoted more of a saw-toothed pattern as interest rate declines were repeatedly interrupted by indications of stronger-than-expected economic growth. As these concerns were overcome by subsequent weaker economic releases, interest rate declines have resumed. These periods of volatility are likely to continue for the remainder of 1995, or until proposed Federal budget deficit reduction packages are resolved and any resultant responses by the Federal Reserve Board have occurred.

However, the municipal bond market's technical position remained supportive throughout recent quarters. Approximately $82 billion in long-term municipal securities were issued during the six months ended October 31, 1995. While this issuance is virtually identical to underwritings during the October 31, 1994 quarter, tax-exempt bond issuance over the last 12 months remained approximately 25% below comparable 1994 levels. The municipal bond market should maintain this positive technical position well into 1996. Annual issuance for 1995 is now projected to be approximately $140 billion, significantly less than last year's already low level of $162 billion. Projected maturities and early redemptions for the remainder of 1995 and throughout 1996 will lead to a continued decline in the total outstanding municipal bond supply throughout 1996 and, perhaps, into 1998 should new bond issuance remain at historically low levels.

Despite the municipal bond market's relative underperformance compared to the US Treasury market thus far in 1995, the extent of the tax-exempt bond market's rally was nonetheless quite impressive. Municipal bond yields have fallen 135 basis points from their highs reached in November 1994 and municipal bond prices rose accordingly. Most tax-exempt products recouped almost all of the losses incurred in 1994 and are well on their way to posting double-digit total returns for all of 1995. This relative underperformance so far in 1995 provided long-term investors with the rare opportunity to purchase tax-exempt securities at yield levels near those of taxable securities.

Additionally, many of the factors that led to the relative underperformance of the tax-exempt bond market thus far in 1995, namely investor concern regarding Federal budget deficit reductions and proposed changes in the Federal income tax structure, are nearing resolution. The Federal budget reconciliation process has already begun, and may be essentially completed by year-end. Recent public opinion polls suggest that the majority of American taxpayers prefer the existing Federal income tax system compared to proposed changes, such as the flat tax or national sales tax. In an upcoming election year, neither party is likely to advocate a clearly unpopular position, particularly one that can be expected to negatively impact the Federal budget deficit reduction program through reduced tax revenues. As these factors are resolved, we believe that much of the resistance that the municipal bond market met this year should dissipate. This should allow municipal bond yields to significantly decline from current levels in order to return to more normal historic yield relationships.


Portfolio Strategy
The Fund's portfolio strategy for the fiscal year ended October 31, 1995 can be divided into two periods. For the period from the beginning of the fiscal year to June 15, 1995, we focused primarily on keeping the portfolio fully invested in high-coupon municipal securities offering attractive yields while holding down duration. This was done while keeping an emphasis on the accumulation of income for Common Stock shareholders. The portfolio was primarily invested in bonds with ratings by at least one of the major rating services in the BBB--AA range.

Because of a strong bond market rally and impeding economic slowdown, we took a more aggressive strategy for the remainder of the fiscal year. We extended the portfolio's duration, and lower-quality par bonds were swapped for performance-oriented securities. This was done so that the Fund could fully benefit from the tremendous bull rally which occurred in the latter half of the Fund's fiscal year.


In Conclusion
We appreciate your ongoing interest in MuniYield Quality Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Vincent R. Giordano)
Vincent R. Giordano
Vice President




(Hugh T. Hurley III)
Hugh T. Hurley III
Portfolio Manager



December 6, 1995




We are pleased to announce that Hugh T. Hurley III is responsible for the day-to-day management of MuniYield Quality Fund, Inc. Mr. Hurley has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1993 as Assistant Vice President. Prior thereto, he was employed by Titus and Donnelly Municipal Bond Brokers as Municipal Bond Broker from 1990 to 1993.

PROXY RESULTS
During the six-month period ended October 31, 1995, MuniYield
Quality Fund, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on June 16, 1995. The description of each proposal and number of shares voted are as follows:


                                                                                  Shares Voted            Shares Voted
                                                                                      For              Without Authority
1. To elect the Fund's Board of Directors:      Herbert I. London                  29,247,012               833,880
                                                Robert R. Martin                   29,240,018               840,874
                                                Arthur Zeikel                      29,230,884               850,008

                                                                                  Shares Voted    Shares Voted   Shares Voted
                                                                                      For           Against        Abstain
2. To ratify the selection of Deloitte & Touche LLP as the Fund's independent
   auditors for the current fiscal year.                                           29,364,442       249,203        467,248


During the six-month period ended October 31, 1995, MuniYield
Quality Fund, Inc. Preferred Stock shareholders (Series A, B, C and
D) voted on the following proposals. The proposals were approved at a special shareholders' meeting on June 16, 1995. The description of each proposal and number of shares voted are as follows:

                                                                                  Shares Voted            Shares Voted
                                                                                      For              Without Authority

1. To elect the Fund's Board of Directors:  Herbert I. London, Robert R. Martin,
   Joseph L. May, Andre F. Perold and Arthur Zeikel as follows:
                                                Series A                             1,029                     0
                                                Series B                             1,107                     0
                                                Series C                             1,032                    156
                                                Series D                              897                      17

                                                                                  Shares Voted    Shares Voted   Shares Voted
                                                                                      For           Against        Abstain

2. To ratify the selection of Deloitte & Touche LLP as the Fund's independent auditors for the current fiscal year as follows:
                                                Series A                             1,029             0               0
                                                Series B                             1,107             0               0
                                                Series C                             1,180             8               0
                                                Series D                              897              17              0


THE BENEFITS AND RISKS OF LEVERAGING

MuniYield Quality Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pick-up on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.




PORTFOLIO ABBREVIATIONS


To simplify the listings of MuniYield Quality Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.


AMT            Alternative Minimum Tax (subject to)
DATES          Daily Adjustable Tax-Exempt Securities
EDA            Economic Development Authority
GO             General Obligation Bonds
HDA            Housing Development Authority
HFA            Housing Finance Agency
IDA            Industrial Development Authority
IDB            Industrial Development Board
IDR            Industrial Development Revenue Bonds
PCR            Pollution Control Revenue Bonds
S/F            Single-Family
TRAN           Tax Revenue Anticipation Notes
UT             Unlimited Tax
VRDN           Variable Rate Demand Notes

SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
                 S&P      Moody's    Face                                                                        Value
State           Ratings   Ratings   Amount                              Issue                                  (Note 1a)
Alabama--1.1%   BBB       Baa1    $ 3,000   Courtland, Alabama, IDB, IDR, Refunding (Champion
                                            International Corporation), Series A, 7.20% due 12/01/2013           $ 3,211
                BBB       Baa1      3,640   Courtland, Alabama, IDB, Solid Waste Disposal Revenue
                                            Bonds (Champion International Corporation Project), AMT, 7%
                                            due 6/01/2022                                                          3,792

Alaska--3.9%    A-        A         5,000   Alaska Industrial Development and Export Authority Revenue
                                            Bonds (Revolving Fund), AMT, Series A, 6.50% due 4/01/2014             5,166
                                            Valdez, Alaska, Marine Terminal Revenue Refunding Bonds:
                NR*       NR*       6,000     (Amerada Hess Pipeline Corporation), 6.10% due 2/01/2024             5,705
                AA-       A1       15,000     (BP Pipelines Inc. Project), Series C, 5.65% due 12/01/2028         14,227

Arizona--2.1%   A1        P1          400   Coconino County, Arizona, Pollution Control Corporation. Revenue
                                            Bonds, (Arizona Public Service--Navajo Project), VRDN, AMT,
                                            Series A, 4.10% due 10/01/2029 (a)                                       400
                A1+       VMIG1++     500   Maricopa County, Arizona, IDA, Hospital Facility Revenue Bonds
                                            (Samaritan Health Service Hospital), VRDN, Series B-2, 4%
                                            due 12/01/2008 (a)(c)                                                    500
                A1+       P1        8,000   Maricopa County, Arizona, Pollution Control Corp., PCR,
                                            Refunding (Arizona Public Service Co.),VRDN, Series B,
                                            3.90% due  5/01/2029 (a)                                               8,000
                AA        Aa        1,825   Maricopa County, Arizona, Scottsdale Unified School District
                                            No. 48 (Scottsdale School Improvement), UT, 6.60%
                                            due 7/01/2012                                                          2,083
                AA        P1          900   Pinal County, Arizona, IDA, PCR (Magma Copper/Newmont Mining
                                            Corporation), VRDN, 4% due 12/01/2009 (a)                                900
                AA        Aa        2,000   Salt River Project, Arizona, Agricultural Improvement and Power
                                            District, Electric System Revenue Refunding Bonds, Series B,
                                            5.25% due 1/01/2019                                                    1,880

Arkansas--      AAA       NR*       2,490   Arkansas State Development Finance Authority, S/F Mortgage
0.5%                                        Revenue Bonds, AMT, Series A, 7.30% due 3/01/2013 (h)                  2,651
                A1+       P1          100   Clark County, Arkansas, Solid Waste Disposal Revenue Bonds
                                            (Reynolds Metals Co. Project), VRDN, AMT, 4% due 8/01/2022 (a)           100
                NR*       P1          500   Crosset, Arkansas, PCR (Georgia Pacific Corp. Project),
                                            VRDN, 3.90% due 10/01/2007 (a)                                           500

California--                                California State Public Works Board, Lease Revenue Bonds,
2.4%                                        Series A:
                A-        A         6,800     (Department of Corrections--Monterey County), 7%
                                              due 11/01/2019                                                       7,397
                AAA       Aaa       7,000     (Various Universities of California Projects), 6.60%
                                              due 12/01/2002 (i)                                                   7,994

SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                 S&P      Moody's    Face                                                                        Value
State           Ratings   Ratings   Amount                              Issue                                  (Note 1a)
Colorado--8.0%                              Colorado Health Facilities Authority, Hospital Revenue Bonds,
                                            Series A:
                BBB+      Baa1    $ 1,350     (P/SL Healthcare System Project), 6.875% due 2/15/2023             $ 1,520
                BBB+      Baa1      4,550     (Swedish Medical Center Project), 6.80% due 1/01/2023                5,096
                                            Colorado HFA, S/F Program:
                NR*       Aa        4,500     AMT, Series B-1, 7.90% due 12/01/2025                                5,101
                NR*       Aa        1,500     Senior Series C-2, 7.45% due 6/01/2017                               1,669
                AA        Aa       13,240   Colorado Springs, Colorado, Utilities Revenue Bonds, Series A,
                                            6.10% due 11/15/2024                                                  13,579
                                            Denver, Colorado, City and County Airport Revenue Bonds, AMT:
                BB        Baa      10,000     Series B, 7.25% due 11/15/2023                                      10,619
                BB        Baa       5,000     Series D, 7.75% due 11/15/2013                                       5,870
                BB        Baa       7,250     Series D, 7.75% due 11/15/2021                                       7,982

District of     A+        A1        2,500   District of Columbia, Revenue Bonds (Georgetown
Columbia--0.4%                              University), Series B, 7.15% due 4/01/2021                             2,715

Florida--2.5%   A+        VMIG1++     700   Dade County, Florida, IDA, Exempt Facilities Revenue Refunding
                                            Bonds (Florida Power and Light Co.), VRDN, 3.90%
                                            due 6/01/2021 (a)                                                        700
                AAA       Aaa       5,000   Florida State Municipal Power Agency, Revenue Bonds (All
                                            Requirements Power Supply Project), 5.10% due 10/01/2025 (b)           4,605
                NR*       Baa       3,405   Palm Bay, Florida, Lease Revenue Refunding Bonds (Florida
                                            Education and Research Foundation Project), Series A, 7%
                                            due 9/01/2024                                                          3,579
                NR*       VMIG1++   3,800   Palm Beach County, Florida, Water and Sewer Revenue Bonds,
                                            VRDN, 4% due 10/01/2011 (a)                                            3,800
                BBB+      A         3,250   Saint John's County, Florida, IDA, Hospital Revenue Bonds
                                            (Flagler Hospital Project), 6% due 8/01/2022                           3,153

Georgia--0.8%   A+        A3        4,785   Monroe County, Georgia, Development Authority, PCR, Refunding
                                            (Oglethorpe Power Scherer), Series A, 6.80% due 1/01/2011              5,361

Hawaii--1.5%    AA        Aa        8,820   Honolulu, Hawaii, City and County, UT, Series A, 6.25%
                                            due 4/01/2014                                                          9,515

Illinois--7.5%  AAA       Aaa      17,000   Chicago, Illinois, Metropolitan Housing Development Corporation,
                                            Mortgage Revenue Refunding Bonds (Housing Development),
                                            Series A, 6.85% due 7/01/2022 (b)(f)                                  17,812
                BBB       Baa2     21,000   Illinois Development Finance Authority, PCR, Refunding (Illinois
                                            Power Company Project), Series A, 7.375% due 7/01/2021                22,777
                                            Illinois Health Facilities Authority Revenue Bonds (Mercy Center
                                            for Health Care Services):
                NR*       Baa1      1,300     6.625% due 10/01/2012                                                1,320
                NR*       Baa1      2,330     6.65% due 10/01/2022                                                 2,355
                NR*       A         3,750   Illinois Student Assistance Commission, Student Loan Revenue
                                            Bonds, AMT, Sub-Series CC, 6.875% due 3/01/2015                        3,912

Indiana--5.2%                               De Kalb County, Indiana, Redevelopment Authority (Mini-Mill
                                            Local Public Improvement Project), Series A:
                A         NR*       3,000     6.50% due 1/15/2014                                                  3,072
                A         NR*       3,220     6.625% due 1/15/2017                                                 3,311
                A         NR*       2,500   Indiana Bond Bank, Revenue Guarantee (State Revolving Fund
                                            Program), Series A, 6.875% due 2/01/2012                               2,688
                BBB       Baa2      7,800   Indianapolis, Indiana, Airport Authority, Special Facilities
                                            Revenue Bonds (Federal Express Corporation Project),
                                            AMT, 7.10% due 1/15/2017                                               8,280
                A+        NR*      15,000   Indianapolis, Indiana, Local Public Improvement Bond Bank,
                                            Revenue Refunding Bonds, Series D, 6.75% due 2/01/2020                16,007



SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                 S&P      Moody's    Face                                                                         Value
State           Ratings   Ratings   Amount                              Issue                                   (Note 1a)
Iowa--0.7%      NR*       A       $ 4,070   Iowa Student Loan Liquidity Corporation, Student Loan Revenue
                                            Bonds (Iowa Partnership), AMT, 6.60% due 7/01/2008                   $ 4,317

Kansas--0.7%    AAA       Aaa       4,000   Kansas City, Kansas, Utility System Revenue Refunding and
                                            Improvement Bonds, 6.375% due 9/01/2023 (e)                            4,269

Kentucky--4.4%  NR*       Baa1      5,000   Ashland, Kentucky, PCR, Refunding (Ashland Oil Incorporated
                                            Project), 6.65% due 8/01/2009                                          5,263
                AAA       Aaa       5,000   Kentucky Housing Corporation Revenue Bonds, AMT, Series B,
                                            6.625% due 7/01/2026 (f)                                               5,157
                AAA       Aaa       6,570   Lexington-Fayette Urban County Government, Kentucky
                                            Governmental Project, Revenue Bonds (University of Kentucky
                                            Alumni Association Inc. Project), 6.75% due 11/01/2020 (c)             7,257
                NR*       NR*       5,250   Perry County, Kentucky, Solid Waste Disposal Revenue Bonds
                                            (TJ International Project), AMT, 7% due 6/01/2024                      5,376
                AA        Aa2       5,000   Trimble County, Kentucky, PCR (Louisville Gas and Electric
                                            Company), AMT, Series B, 6.55% due 11/01/2020                          5,237

Louisiana--1.9% NR*       Baa2     11,115   Lake Charles, Louisiana, Harbor and Terminal District, Port
                                            Facilities Revenue Refunding Bonds (Trunkline Long Company
                                            Project), 7.75% due 8/15/2022                                         12,528

Maryland--0.5%  NR*       VMIG1++     900   Maryland State Health and Higher Educational Facilities Authority
                                            Revenue Bonds (Pooled Loan Program), VRDN, Series A,
                                            3.85% due 4/01/2035 (a)                                                  900
                NR*       Aaa       1,950   Prince Georges County, Maryland, Hospital Revenue Bonds
                                            (Dimensions Health Corporation), 7% due 7/01/2002 (i)                  2,251

Massachusetts                               Massachusetts Bay Transportation Authority, General
--9.3%                                      Transportation Systems Revenue Bonds:
                A+        A1        3,730     Refunding, Series A, 7% due 3/01/2011                                4,294
                A+        A1        3,550     Refunding, Series A, 7% due 3/01/2014                                4,106
                AAA       Aaa      17,500     Series B, 5.375% due 3/01/2025 (b)                                  16,789
                BBB+      Aaa       1,045   Massachusetts Municipal Wholesale Electric Company, Power
                                            Supply System Revenue Bonds, Series B, 6.75% due 7/01/2002 (i)         1,191
                                            Massachusetts State Health and Educational Facilities Authority
                                            Revenue Bonds:
                A         A1        3,595     (Brigham and Women's Hospital), Series C, 7% due 6/01/2018           3,883
                BBB       Baa1      9,500     (Sisters of Providence Health System), Series A, 6.625% due
                                              11/15/2022                                                           9,070
                AAA       Aaa       3,000   Massachusetts State HFA, Residential Development, Series D,
                                            6.80% due 11/15/2012 (j)                                               3,148
                                            Massachusetts State HFA, S/F Housing Revenue Bonds:
                A+        Aa        4,090     Series 33, 6.35% due 6/01/2017                                       4,161
                A+        Aa        3,035     Series 37, 6.35% due 6/01/2017                                       3,088
                AAA       Aaa       5,000   Massachusetts State Turnpike Authority, Turnpike Revenue
                                            Refunding Bonds, Series A, 5.125% due 1/01/2023 (e)                    4,579
                AAA       Aaa       5,000   Massachusetts State Water Resources Authority, Series A,
                                            6.50% due 12/01/2001 (i)                                               5,617

Michigan--3.5%  BBB       Baa1     12,650   Dickinson County, Michigan, Economic Development Corporation,
                                            PCR, Refunding (Champion International Corporation Project),
                                            5.85% due 10/01/2018                                                  12,037
                A1+       VMIG1++     500   Grand Rapids, Michigan, Water Supply Systems Revenue
                                            Refunding Bonds, VRDN, 3.90% due 1/01/2020 (a)(e)                        500
                A         A         4,375   Michigan State Hospital Finance Authority, Revenue Refunding
                                            Bonds (Detroit Medical Center Obligation Group), Series A,
                                            6.50% due 8/15/2018                                                    4,441
                AA        Aa        5,000   Royal Oak, Michigan, Hospital Finance Authority Revenue Bonds
                                            (William Beaumont Hospital), Series D, 6.75% due 1/01/2020             5,269



SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                 S&P      Moody's    Face                                                                         Value
State           Ratings   Ratings   Amount                              Issue                                   (Note 1a)
Missouri--0.7%  AA-       Aa3     $ 4,000   Saint Louis, Missouri, Parking Facility Revenue Bonds, 6.625%
                                            due 12/15/2021                                                       $ 4,214

Nebraska--1.4%                              Nebraska Public Power District Revenue Bonds:
                A+        A1        5,000     Refunding, 6.125% due 1/01/2015                                      5,139
                AAA       Aaa       4,000     Series A, 5.25% due 1/01/2022 (c)                                    3,809

New Hampshire   NR*       Baa1      4,290   New Hampshire Higher Educational and Health Facilities Authority
--0.7%                                      Revenue Refunding Bonds (Saint Anselm College), 6.20%
                                            due 7/01/2013                                                          4,317

New Mexico--    A         A2        5,000   Lordsburg, New Mexico, PCR, Refunding (Phelps Dodge
0.8%                                        Corporate Project), 6.50% due 4/01/2013                                5,196

New York--7.3%  BBB+      Baa1      5,000   New York City, New York, GO, UT, Series A, 7.75% due 8/15/2017         5,558
                AAA       VMIG1++   5,200   New York City, New York, Municipal Water Finance Authority,
                                            Water and Sewer System Revenue Bonds, VRDN, Series G, 3.90%
                                            due 6/15/2024 (a)(e)                                                   5,200
                BBB+      Baa1      3,250   New York State Dormitory Authority, Educational Facilities
                                            Revenue Bonds (State University), Series B, 5.75% due 5/15/2024        3,114
                A         Aa        2,500   New York State Environmental Facilities Corporation, PCR
                                            (State Water Revolving Fund), Series E, 6.50% due 6/15/2014            2,667
                                            New York State Local Government Assistance Corporation Revenue
                                            Bonds, Series A:
                A         Aaa      10,000     7.125% due 4/01/2002 (i)                                            11,611
                A         A        13,450     6.50% due 4/01/2020                                                 14,159
                BBB       Baa1      5,000   New York State Urban Development Corporation, Revenue Refunding
                                            Bonds (Correctional Capital Facilities), 5.75% due 1/01/2013           4,841

North           A         A2        4,500   Martin County, North Carolina, Industrial Facilities
Carolina--0.8%                              and Pollution Control Financing Authority Revenue Bonds
                                            (Solid Waste--Weyerhaeuser Company), AMT, 5.65% due 12/01/2023         4,258
                NR*       VMIG1++     200   North Carolina Educational Facilities Finance Agency Revenue
                                            Bonds (Bowman Grey School of Medicine Project),
                                            VRDN, 3.90% due 9/01/2020 (a)                                            200
                NR*       VMIG1++   1,000   Person County, North Carolina, Industrial Facilities and Pollution
                                            Control Financing Authority, Solid Waste Disposal Revenue Bonds
                                            (Carolina Power and Light Company), DATES, AMT, 4%
                                            due 11/01/2016 (a)                                                     1,000

Ohio--1.6%      AA-       Aa3      10,000   Ohio State Air Quality Development Authority, Revenue Refunding
                                            Bonds (Dayton Power and Light Project), Series B, 6.40% due
                                            8/15/2027                                                             10,380

Pennsylvania    AAA       Aaa      10,000   Philadelphia, Pennsylvania, School District, Series B, 5.50%
--1.5%                                      due 9/01/2025 (b)                                                      9,658

Rhode           AAA       Aaa       2,500   Cranston, Rhode Island, GO, UT, 6.10% due 6/15/2015 (c)                2,558
Island--0.4%

South           A         A1       12,000   Fairfield County, South Carolina, PCR (South Carolina
Carolina--7.5%                              Electric and Gas Company), 6.50% due 9/01/2014                        12,662
                A-        A1        8,000   Richland County, South Carolina, Solid Waste Disposal
                                            Facilities Revenue Bonds (Union Camp Corporation Project),
                                            AMT, Series A, 6.75% due 5/01/2022                                     8,314
                BBB       Baa1      5,000   South Carolina Jobs, EDA, Economic Development Revenue Bonds
                                            (Saint Francis Hospital--Franciscan Sisters), 7% due 7/01/2015         5,123
                                            South Carolina State Public Service Authority Revenue Bonds
                                            (Santee Cooper), Series D (i):
                AAA       Aaa       6,590     6.50% due 7/01/2002 (b)                                              7,419
                AAA       Aaa       9,500     6.625% due 7/01/2002                                                10,763
                NR*       NR*       3,800   Spartanburg County, South Carolina, Solid Waste Disposal
                                            Facilities Revenue Bonds (BMW Project), AMT, 7.55% due
                                            11/01/2024                                                             4,150

SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                 S&P      Moody's    Face                                                                        Value
State           Ratings   Ratings   Amount                              Issue                                  (Note 1a)
South           AA+       Aa1     $ 5,500   South Dakota, HDA, Homeownership Mortgage Revenue Refunding
Dakota--0.9%                                Bonds, Series A, 6.45% due 5/01/2022                                 $ 5,597

Tennessee--0.4% BBB       Baa1      2,500   McMinn County, Tennessee, IDB, Solid Waste Revenue Bonds
                                            (Recycling Facility--Calhoun Newsprint--Bowater), AMT, 7.40%
                                            due 12/01/2022                                                         2,699

Texas--5.0%     BB+       Baa2      5,000   Alliance Airport Authority Incorporated, Texas, Special
                                            Facilities Revenue Bonds (American Airlines Incorporated
                                            Project), AMT, 7.50% due 12/01/2029                                    5,300
                NR*       Aaa       1,000   Bell County, Texas, Health Facilities Development Corporation
                                            Revenue Bonds (Lutheran General Health Care System--Parkside
                                            Medical Services Corporation), 6.50% due 7/01/2019 (g)                 1,079
                BBB       Baa1      1,840   Gulf Coast Waste Disposal Authority, Texas, Revenue Bonds
                                            (Champion International Corporation), AMT, 7.45% due 5/01/2026         1,967
                A-        A         5,000   Harris County, Texas, Health Facilities Development Corporation,
                                            Hospital Revenue Bonds (Memorial Hospital Systems Project),
                                            Series A, 6.60% due 6/01/2014                                          5,145
                AA        Aa        5,000   Harris County, Texas, Toll Road Sub-Lien, Revenue Refunding
                                            Bonds, UT, 6.75% due 8/01/2014                                         5,387
                A+        Aa        8,005   Texas Housing Agency, Residential Development Mortgage
                                            Revenue Bonds, Series A, 7.50% due 7/01/2015 (h)                       8,523
                SP-1+     MIG1++    5,000   Texas State, TRAN, Series A, 4.75% due 8/30/1996                       5,039

Utah--4.1%      AA-       Aa       11,500   Intermountain Power Agency, Utah, Power Supply Revenue
                                            Refunding Bonds, Series B, 5.25% due 7/01/2017                        10,751
                AA        Aa       15,000   Salt Lake City, Utah, Hospital Revenue Refunding Bonds
                                            (IHC Hospitals Inc.), 6.30% due 2/15/2015                             15,826

Vermont--0.4%   AAA       Aaa       2,500   Vermont State Student Assistance Corporation, Educational Loan
                                            Revenue Bonds (Financing Program), AMT, Series B, 6.70%
                                            due 12/15/2012 (d)                                                     2,627

Virginia--8.2%                              Big Stone Gap, Virginia, Redevelopment and Housing Authority,
                                            Correctional Facility Lease Revenue Bonds (Wallens Ridge
                                            Development Project):
                AA        Aa        7,600     5.25% due 9/01/2010                                                  7,446
                AA        Aa        5,000     5.50% due 9/01/2015                                                  4,876
                                            Virginia State HDA, Commonwealth Mortgage Revenue Bonds:
                AA+       Aa1      22,000     Series A, 7.15% due 1/01/2033                                       23,163
                AA+       Aa1       5,000     Series B, Sub-Series B-1, 6.875% due 7/01/2011                       5,369
                                            Virginia State, Transportation Board, Transportation Contract
                                            Revenue Bonds:
                AA        Aa       10,000     Refunding (Route 28 Program), 6.50% due 4/01/2018                   10,604
                AA        Aa        1,500     (US Route 58 Corridor Development Project), Series B,
                                              5.50% due 5/15/2018                                                  1,457

SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
                 S&P      Moody's    Face                                                                        Value
State           Ratings   Ratings   Amount                              Issue                                  (Note 1a)
Washington      AA        Aaa     $ 6,250   Lewis County, Washington, Public Utility Revenue Bonds,
--1.1%                                      District No. 001 (Cowlitz Falls Hydroelectric Project),
                                            7% due 10/01/2001 (i)                                                $ 7,167

West            A1        P1        5,000   Braxton County, West Virginia, Solid Waste Disposal Revenue
Virginia--1.7%                              Bonds (Weyerhaeuser Company Project), AMT, 6.50%
                                            due 4/01/2025                                                          5,088
                BBB+      A3        5,600   Putnam County, West Virginia, PCR, Refunding (Appalachian
                                            Power Company Project), Series C, 6.60% due 7/01/2019                  5,778

Wisconsin--0.8% A         A1        3,800   Wisconsin Housing and EDA, Housing Revenue Bonds, AMT,
                                            Series D, 7.20% due 11/01/2013                                         4,049
                NR*       A         1,100   Wisconsin State Health and Educational Facilities Authority
                                            Revenue Bonds (Mercy Hospital of Janesville Incorporated),
                                            6.60% due 8/15/2022                                                    1,138

Puerto          A1+       VMIG1++     600   Puerto Rico Commonwealth, Government Development Bank,
Rico--0.1%                                  Revenue Refunding Bonds, VRDN, 3.65% due 12/01/2015 (a)                  600

Total Investments (Cost--$631,709)--102.3%                                                                       658,617

Liabilities in Excess of Other Assets--(2.3%)                                                                    (14,899)
                                                                                                                --------
Net Assets--100.0%                                                                                              $643,718
                                                                                                                ========


(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1995.
(b)AMBAC Insured.
(c)MBIA Insured.
(d)FSA Insured.
(e)FGIC Insured.
(f)FHA Insured.
(g)Escrowed to Maturity.
(h)GNMA Collateralized.
(i)Prerefunded.
(j)FNMA Collateralized.
 ++Highest short-term rating by Moody's Investors Service, Inc.
  *Not Rated.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.


See Notes to Financial Statements.



FINANCIAL INFORMATION


Statement of Assets, Liabilities and Capital as of October 31, 1995
Assets:             Investments, at value (identified cost--$631,708,589) (Note 1a)                         $658,617,138
                      Interest                                                             $ 11,561,130
                      Securities sold                                                         5,834,228       17,395,358
                                                                                           ------------
                    Deferred organization expense (Note 1e)                                                       12,478
                    Prepaid expenses and other assets                                                             13,044
                                                                                                            ------------
                    Total assets                                                                             676,038,018
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                   21,818,875
                      Dividends to shareholders (Note 1f)                                       604,338
                      Investment adviser (Note 2)                                               281,368       22,704,581
                                                                                           ------------
                    Accrued expenses and other liabilities                                                     9,615,186
                                                                                                            ------------
                    Total liabilities                                                                         32,319,767
                                                                                                            ------------

Net Assets:         Net assets                                                                              $643,718,251
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.10 per share (8,000 shares
                      of AMPS* issued and outstanding at $25,000 per share liquidation
                      preference)                                                                           $200,000,000
                      Common Stock, par value $.10 per share (30,425,258 shares
                      issued and outstanding)                                              $  3,042,526
                    Paid-in capital in excess of par                                        423,867,420
                    Undistributed investment income--net                                      4,084,082
                    Accumulated realized capital losses on investments--net (Note 5)        (14,105,440)
                    Accumulated distributions in excess of realized capital
                    gains--net                                                                  (78,886)
                    Unrealized appreciation on investments--net                              26,908,549
                                                                                           ------------
                    Total--Equivalent to $14.58 net asset value per share of
                    Common Stock (market price--$12.625)                                                     443,718,251
                                                                                                            ------------
                    Total capital                                                                           $643,718,251
                                                                                                            ============

                   *Auction Market Preferred Stock.


                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)


Statement of Operations
                                                                                                      For the Year Ended
                                                                                                        October 31, 1995
Investment Income   Interest and amortization of premium and discount earned                                $ 39,240,784
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $  3,110,934
                    Commission fees (Note 4)                                                    548,887
                    Transfer agent fees                                                         114,665
                    Professional fees                                                            81,660
                    Accounting services (Note 2)                                                 64,680
                    Printing and shareholder reports                                             59,228
                    Custodian fees                                                               34,389
                    Listing fees                                                                 27,575
                    Directors' fees and expenses                                                 23,707
                    Pricing fees                                                                 15,103
                    Amortization of organization expenses (Note 1e)                               7,541
                    Other                                                                        32,602
                                                                                           ------------
                    Total expenses                                                                             4,120,971
                                                                                                            ------------
                    Investment income--net                                                                    35,119,813
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                        (14,104,541)
Unrealized Gain     Change in unrealized appreciation/depreciation on
(Loss) on           investments--net                                                                          57,751,325
Investments--Net                                                                                            ------------
(Notes 1b,          Net Increase in Net Assets Resulting from Operations                                    $ 78,766,597
1d & 3):                                                                                                    ============



Statements of Changes in Net Assets
                                                                                           For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                            1995              1994
Operations:         Investment income--net                                                 $ 35,119,813     $ 35,664,322
                    Realized gain (loss) on investments--net                                (14,104,541)         582,012
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                         57,751,325      (79,089,878)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from operations          78,766,597      (42,843,544)
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                          (27,222,513)     (29,359,370)
Shareholders          Preferred Stock                                                        (7,552,050)      (4,942,790)
(Note 1f):          Realized gain on investments--net:
                      Common Stock                                                             (501,333)      (6,545,051)
                      Preferred Stock                                                           (80,648)      (1,298,020)
                    In excess of realized gain--net:
                      Common Stock                                                              (67,954)              --
                      Preferred Stock                                                           (10,932)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (35,435,430)     (42,145,231)
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                  43,331,167      (84,988,775)
                    Beginning of year                                                       600,387,084      685,375,859
                                                                                           ------------     ------------
                    End of year*                                                           $643,718,251     $600,387,084
                                                                                           ============     ============

                   *Undistributed investment income--net (Note 1g)                         $  4,084,082     $  3,737,933
                                                                                           ============     ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (concluded)

Financial Highlights
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                       June 26,
from information provided in the financial statements.                                                         1992++ to
                                                                              For the Year Ended October 31,    Oct. 31,
Increase (Decrease) in Net Asset Value:                                         1995       1994        1993       1992
Per Share           Net asset value, beginning of period                      $  13.16   $  15.95    $  13.38   $  14.18
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                        1.15       1.16        1.18        .32
                    Realized and unrealized gain (loss) on
                    investments--net                                              1.43      (2.57)       2.58       (.75)
                                                                              --------   --------    --------   --------
                    Total from investment operations                              2.58      (1.41)       3.76       (.43)
                                                                              --------   --------    --------   --------
                    Less dividends and distributions to Common
                    Stock shareholders:
                      Investment income--net                                      (.89)      (.96)       (.99)      (.20)
                      Realized gain on investments--net                           (.02)      (.22)         --         --
                      In excess of realized gain--net                               --+++++    --          --         --
                                                                              --------   --------    --------   --------
                    Total dividends and distributions to Common
                    Stock shareholders                                            (.91)     (1.18)       (.99)      (.20)
                                                                              --------   --------    --------   --------
                    Capital charge resulting from issuance of
                    Common Stock                                                    --         --          --       (.01)
                                                                              --------   --------    --------   --------
                    Effect of Preferred Stock activity:++++
                      Dividends and distributions to Preferred
                      Stock shareholders:
                        Investment income--net                                    (.25)      (.16)       (.20)      (.03)
                        Realized gain on investments--net                           --+++++  (.04)         --         --
                        In excess of realized gain--net                             --+++++    --          --         --
                      Capital charge resulting from issuance of
                      Preferred Stock                                               --         --          --       (.13)
                                                                              --------   --------    --------   --------
                    Total effect of Preferred Stock activity                      (.25)      (.20)       (.20)      (.16)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  14.58   $  13.16    $  15.95   $  13.38
                                                                              ========   ========    ========   ========
                    Market price per share, end of period                     $ 12.625   $  11.00    $  15.25   $ 13.625
                                                                              ========   ========    ========   ========

Total               Based on market price per share                             23.63%    (21.32%)     19.68%     (7.83%)+++
Investment                                                                    ========   ========    ========   ========
Return:**           Based on net asset value per share                          19.34%    (10.00%)     27.46%     (4.25%)+++
                                                                              ========   ========    ========   ========

Ratios to           Expenses, net of reimbursement                                .66%       .66%        .60%       .14%*
Average                                                                       ========   ========    ========   ========
Net Assets:***      Expenses                                                      .66%       .66%        .61%       .59%*
                                                                              ========   ========    ========   ========
                    Investment income--net                                       5.65%      5.50%       5.52%      5.71%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, net of Preferred Stock, end of
Data:               period (in thousands)                                     $443,718   $400,387    $485,376   $403,538
                                                                              ========   ========    ========   ========
                    Preferred Stock outstanding, end of period
                    (in thousands)                                            $200,000   $200,000    $200,000   $200,000
                                                                              ========   ========    ========   ========
                    Portfolio turnover                                          57.56%     42.31%      66.14%     10.12%
                                                                              ========   ========    ========   ========

Dividends Per       Series A--Investment income--net                          $    961   $    571    $    713   $     94
Share on            Series B--Investment income--net                               917        627         685         97
Preferred Stock     Series C--Investment income--net                               977        577         747        100
Outstanding:++++++  Series D--Investment income--net                               921        698         832        103


                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of Operations.
                ++++The Fund's Preferred Stock was issued on September 16, 1992.
              ++++++Dividends per share have been adjusted to reflect a two-for-
                    one stock split.
                 +++Aggregate total investment return.
               +++++Amount is less than $.01 per share.

                    See Notes to Financial Statements.






NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield Quality Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MQY. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Finan-cial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.


NOTES TO FINANCIAL STATEMENTS (concluded)


(g) Reclassification--Generally accepted accounting principles require that certain differences between accumulated net realized capital losses for financial reporting and tax purposes, if permanent, be reclassified to undistributed net investment income. Accordingly, current year's permanent book/tax differences of $899 have been reclassified from accumulated net realized capital losses to undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc.
("MLPF&S"), and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1995 were $338,522,668 and $334,758,744, respectively.

Net realized and unrealized gains (losses) as of October 31, 1995 were as follows:


                                    Realized     Unrealized
                                 Gains (Losses) Gains (Losses)

Long-term investments            $ (5,404,443)   $26,913,904
Short-term investments                150,422         (5,355)
Financial futures contracts        (8,850,520)            --
                                 ------------    -----------
Total                            $(14,104,541)   $26,908,549
                                 ============    ===========


As of October 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $26,908,549, of which $27,340,655 related to appreciated securities and $432,106 related to depreciated securities. The aggregate cost of investments at October 31, 1995 for Federal income tax purposes was $631,708,589.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
For the year ended October 31, 1995, shares issued and outstanding remained constant at 30,425,258. At October 31, 1995, total paid-in capital amounted to $426,909,946.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 1995 were as follows: Series A, 3.776%; Series B, 3.84%; Series C, 3.724%; and Series D, 3.82%.

A two-for-one stock split occurred on December 1, 1994. As a result, as of October 31, 1995, there were 8,000 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends of $193,935.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1995, MLPF&S, an affiliate of FAM, earned $276,536 as commissions.


5. Capital Loss Carryforward:
At October 31, 1995, the Fund had a capital loss carryforward of approximately $7,048,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
On November 13, 1995, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.075165 per share, payable on November 29, 1995 to shareholders of record as of November 24, 1995.

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders of
MuniYield Quality Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield Quality Fund, Inc. as of October 31, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period June 26, 1992 (commencement of operations) to October 31, 1992. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield Quality Fund, Inc. as of October 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
December 6, 1995
</AUDIT-REPORT>

PER SHARE INFORMATION (unaudited)

Per Share Selected Quarterly Financial Data*
                                                                                         Dividends/Distributions
                                        Net        Realized    Unrealized
                                     Investment     Gains        Gains        Net Investment Income      Capital Gains
For the Quarter                        Income      (Losses)     (Losses)      Common     Preferred    Common      Preferred
November 1, 1993 to January 31, 1994    $.30        $ .03       $  .13         $.25         $.01       $.22          $.04
February 1, 1994 to April 30, 1994       .28          .07        (1.97)         .24          .05        --            --
May 1, 1994 to July 31, 1994             .29         (.09)         .33          .23          .05        --            --
August 1, 1994 to October 31, 1994       .29          .01        (1.08)         .24          .05        --            --
November 1, 1994 to January 31, 1995     .30         (.28)         .69          .24          .05        .02           --++
February 1, 1995 to April 30, 1995       .27         (.16)         .59          .22          .07        --            --
May 1, 1995 to July 31, 1995             .29         (.02)         .28          .21          .06        --            --
August 1, 1995 to October 31, 1995       .29         (.01)         .34          .22          .07        --            --

                                                    Net Asset Value                    Market Price**
For the Quarter                                   High             Low              High             Low          Volume***
November 1, 1993 to January 31, 1994             $15.96           $15.44           $15.50           $14.00         3,394
February 1, 1994 to April 30, 1994                15.85            13.48            15.375           12.50         2,781
May 1, 1994 to July 31, 1994                      14.61            13.67            13.125           12.25         3,406
August 1, 1994 to October 31, 1994                14.25            13.16            13.00            10.75         4,978
November 1, 1994 to January 31, 1995              13.53            12.18            12.25            10.125        8,159
February 1, 1995 to April 30, 1995                14.25            13.54            12.75            12.125        2,805
May 1, 1995 to July 31, 1995                      14.69            13.94            12.75            11.875        3,466
August 1, 1995 to October 31, 1995                14.69            14.04            12.625           12.00         2,538

  *Calculations are based upon shares of Common Stock outstanding at the end of each quarter.
 **As reported in the consolidated transaction reporting system.
***In thousands.
 ++Amount is less than .01 per share.




IMPORTANT TAX INFORMATION (UNAUDITED)


All of the net investment income distributions paid monthly by MuniYield Quality Fund, Inc. during its taxable year ended October 31, 1995 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, the following table summarizes the per share capital gains distributions paid by the Fund during the year:

                                              Payable         Short-Term      Long-Term
                                                Date         Capital Gains   Capital Gains
Common Stock Shareholders                     12/29/94            --          $  .018711

Preferred Stock Shareholders:    Series A     12/13/94            --          $10.57

                                 Series B     12/01/94            --          $23.22
                                 Series C     11/25/94            --          $21.38

                                 Series D     12/01/94            --          $25.84




Please retain this information for your records.




OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Vincent R. Giordano, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Transfer Agents
Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, New York 10004

NYSE Symbol
MQY